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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
September 19, 2007

GLOBAL GREEN SOLUTIONS INC.
formerly, High Grade Mining Corporation
(Exact name of registrant as specified in its charter)

NEVADA	000-51198	20-8616221
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

789 West Pender Street
Suite 1010
Vancouver, British Columbia
Canada V6C 1H2
(Address of principal executive offices and Zip Code)

(604) 408-0153
Toll Free (866) 408-0153
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Global Green Solutions Inc. finalized a contract with its Chief Operating Officer, to be effective May 1, 2007 and fully executed September 19, 2007. The term of the agreement is from May 1, 2007 to April 31, 2012. The contract will be included as an exhibit with the Company’s next report on Form 10-QSB which is due to be filed October 15, 2007.

ITEM 7.01     REGULATION FD DISCLOSURE

     Global Green Solutions Inc. (“GGRN”) and Valcent Products Inc. (“VCTPF”) have commenced laboratory operations at their Vertigro joint venture facility in El Paso Texas. The laboratory processes include high speed screening to determine the premier strains of algae and the optimum growth conditions for the multiplicity of potential applications, including biodiesel feedstock.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit No.	Document Description

	99.1	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 25th day of September, 2007.

GLOBAL GREEN SOLUTIONS INC.

BY:   ARNOLD HUGHES
         Arnold Hughes
         Principal Financial Officer, Principal Accounting
         Officer and Treasurer